Conformed Copy




                         UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                             FORM 8K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                          April 17, 1997
----------------------------------------------------------------------
            Date of Report (Date of earliest event reported)


                     NEW PARADIGM SOFTWARE CORP.
----------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


         New York                        0-26336         13-3725764
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    (State or other jurisdiction       (Commission     (IRS Employer
       of incorporation)               File Number) Identification No.)


733 Third Avenue, New York, New York			10017
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(Address of principal executive offices)             (Zip Code)



              Registrant's telephone number, including area code
                                (212)-557-0933
                         ---------------------------


PAGE 1 OF 4 SEQUENTIALLY NUMBERED PAGES
EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3

INFORMATION TO BE INCLUDED IN THE REPORT

  Item 5.       Other Events.
----------	-----------------

Registrant's press release dated April 17, 1997 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 7. 	Financial Statements and Exhibits.
---------	------------------------------------------

	(c)	Exhibits.
		---------

                20.  Press release of Registrant dated April 17, 1997.

SIGNATURE
------------------

	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NEW PARADIGM SOFTWARE CORP.
                                      ------------------------------
                                              (Registrant)


                                           By  /s/  John Brann
                                         -------------------------
                                                 John Brann
                                                 VP Technology
                                                 and Secretary
Date:	May 2, 1997

EXHIBIT INDEX


                                                       Sequentially
Exhibit                                               Numbered Page
---------                                            ---------------



20.             Press release of Registrant dated          4
		April 17, 1997

99.             Other Exhibits. - Asset Purchase Agreement 5

NEW PARADIGM SOFTWARE CORP.
REPORTS SALE OF EDI BUSINESS FOR $300,000


NEW YORK, NEW YORK APRIL 17, 1997 - New Paradigm Software
Corporation (OTC Symbol: NPSC) today announced that it has completed the sale of its EDI service bureau business to Custom Information Systems Corp. of New York for approximately $300,000. CIS operates a similar EDI service bureau in Manhattan.

"In order to enhance stockholder value, New Paradigm is continuing to negotiate with various parties regarding potential significant investments in the company, and possible additional asset sales." said Mark Blundell, Chief
Executive Officer.